UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Aspen Aerogels, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts! ASPEN AEROGELS, INC.2024 Annual Meeting Vote by May 29, 2024 11:59 PM ET For holders as of April 3, 2024 11:59 PM ETASPEN AEROGELS, INC. 30 FORBES ROAD, BUILDING B NORTHBOROUGH, MA 01532V28297-P03774You invested in ASPEN AEROGELS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of the Proxy Materials (Combined Document) for the virtual stockholder meeting to be held on May 30, 2024. Get informed before you vote View the 2023 Annual Report & 2024 Proxy Statement (Combined Document) online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* May 30, 2024 9:30 AM EDTwww.virtualshareholdermeeting.com/ASPN2024*Please check the meeting materials for any special requirements for meeting attendance.V1.2

 Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming virtual stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Election of Directors Nominees: 01) Rebecca B. Blalock 02) James E. Sweetnam 2. The ratification of the appointment of KPMG LLP as Aspen Aerogels, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Approval of the compensation of Aspen Aerogels, Inc.’s named executive officers, as disclosed in its Proxy Statement for the 2024 Annual Meeting. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.Board RecommendsForFor ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V28298-P03774